Filed Pursuant to Rule 497e
Registration Statement No. 333-101231
SUPPLEMENT FOR
WOODMEN VARIABLE ANNUITY ACCOUNT
Woodmen of the World and/or Omaha Woodmen Life Insurance Society
1700 Farnam Street
Omaha, Nebraska 68102
1-877-664-3332
Prospectus dated May 1, 2010
Date of Supplement: June 30, 2010
Purpose:
We are providing you with this Supplement No. 1, dated June 30, 2010, to update the Prospectus dated May 1, 2010. The information in this Supplement No. 1 supplements, modifies and supersedes some of the information contained in the Woodmen Variable Annuity (“Woodmen VA”) Prospectus. This Supplement No. 1 forms a part of, and must be accompanied or preceded by, the Prospectus.
The primary purpose of this Supplement No. 1 is to inform you of certain changes to the application of surrender charges to withdrawals or surrenders from your variable annuity account.
The Prospectus is amended as follows:
We have modified the language on page 29 of the Prospectus under the heading “Surrender Charge” in order to clarify the effect of the surrender charge on amounts you withdraw from your account during the first seven certificate years. The following language is stricken from the first paragraph under the heading “Surrender Charge:”
“Amounts deducted to pay a surrender charge on a withdrawal are not themselves subject to the surrender charge and are assessed against your remaining account balance(s) rather than reducing your withdrawal.”
The following replaces the above cited language and is added to and made part of the first paragraph under the heading “Surrender Charge” on page 29 of the Prospectus:
“Amounts deducted to pay a surrender charge on a withdrawal are themselves subject to the surrender charge. The amount deducted to pay a surrender charge will be applied against the surrendered portion of the account and will reduce the withdrawal accordingly.”
PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

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